UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

January 23, 2009	( January 5, 2009 )
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE ( State or other jurisdiction of incorporation )	001-32421 ( Commission File Number )	58-23420 21 ( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170

( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On January 5, 2008, Fusion Telecommunications International, Inc. (the "Company") borrowed $500,000 from an entity that is also a related party shareholder of the Company. The promissory note evidencing the loan, which matures on March 5, 2010, bears interest on the unpaid principal amount of the note from the date the note is issued until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in this transaction is incorporated by reference as an exhibit to this report.

On January 14, 2008, the Company borrowed $100,000 from an entity that is also a related party shareholder of the Company. The promissory note evidencing the loan, which matures on March 14, 2010, bears interest on the unpaid principal amount of the note from the date the note is issued until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in this transaction is incorporated by reference as an exhibit to this report.

Item 8.01     Other Information

On January 23, 2009, the Company filed a Certificate of Amendment to its Certificate of Incorporation (a) increasing the total number of shares of Capital Stock the Company shall have the authority to issue from 105,000,000 shares to 185,000,000 shares, of which 175,000,000 shares shall be Common Stock, par value $.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share, and (b) eliminating the previously authorized class of Common Stock denominated as Class A Common Stock. A copy of the Certificate of Amendment to the Certificate of Incorporation is filed as an exhibit to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

3.01	Certificate of Amendment to Certificate of Incorporation of Fusion Telecommunications International, Inc
99.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8–K filed with the Securities Exchange Commission on November 24, 2008)

Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

	By:	/s/ BARBARA HUGHES
Barbara Hughes
January 23, 2009		as Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.01	Certificate of Amendment to Certificate of Incorporation of Fusion Telecommunications International, Inc

Form 8-K